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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in his capacity as an officer of I-Flow Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         - the Annual Report of the Company on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  March 27, 2003

/s/ Donald M. Earhart
_________________________________
Donald M. Earhart
Chief Executive Officer

/s/ James R. Talevich
_________________________________
James R. Talevich
Chief Financial Officer

Note: A signed original of this written statement required by Section 906 has been provided to I-Flow Corporation and will be retained by I-Flow Corporation and furnished to the Securities and Exchange Commission or its staff upon request.